EXHIBIT 23.1


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 1995 included in Newell Co.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



                                        By:  /s/Arthur Andersen LLP
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--                                      ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 10, 1995